As filed with the Securities and Exchange Commission on March 13, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5340
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1. Report to Stockholders.

CAPITAL ADVISORS
GROWTH FUND

Annual Report

December 31, 2005

CAPITAL ADVISORS GROWTH FUND

January 23, 2006

Dear Shareholder,

After a rocky start to the year financial markets improved somewhat during the second half to produce a “marking-time” kind of an outcome for all of 2005. The Fund was up 5.39% for the year, in line with relevant market benchmarks like the S&P 500, which was up 4.91% last year, and the Russell 1000 Growth Index, which advanced 5.26%. For the three-year period ending in 2005 the Fund produced an annualized return of 16.44%, which compares favorably to returns for the S&P 500 and the Russell 1000 Growth Index at 14.38% and 13.23%, respectively.

One promising development from the second half of the year was the relative outperformance of growth stocks versus value stocks for the first time in five years. Between June 30, 2005 and year-end the Russell 1000 Growth Index outperformed the Russell 1000 Value Index 7.11% to 5.20%. Since the Fund’s investment discipline emphasizes large-cap and mid-cap growth stocks shareholders should welcome this recent shift in the relative performance trend.

In order to comply with industry regulations, please be advised that: performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less that their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-205-0523, or by visiting www.capitaladv.com. As of December 31, 2005, the trailing 5-year average annualized returns for the Fund, the Russell 1000 Growth Index and the S&P 500 Index were -2.98%, -3.59% and 0.54%, respectively. Since-inception returns for the Fund (December 31, 1999) and its respective benchmark indices through December 31, 2005 are -4.82% (Fund), -7.02% (Russell 1000 Growth) and -1.13% (S&P 500).

Since the Fund did not make any taxable distributions to its shareholders between December 31, 2002 and December 31, 2005 the favorable returns achieved during this time period are net of all taxes and fees for shareholders who owned the Fund throughout the period, and did not sell as of December 31, 2005.

As we have said before in these semi-annual letters there is one important “silver lining” that results from the timing of the Fund’s inception date on December 31, 1999. That silver lining takes the form of a sizable tax-loss carryforward embedded in the Fund as a result of the severe bear market that persisted throughout the first three years of the Fund’s existence.

CAPITAL ADVISORS GROWTH FUND

While the realized investment losses the Fund accumulated during the bear market are in its past, the resulting tax-loss carryforward can serve to benefit Fund shareholders in the future. To put this deferred tax asset into perspective, the Fund finished the fourth quarter of 2005 with $16.7 million in assets, while the tax-loss carryforward embedded in the Fund recently exceeded $9 million.

It seems reasonable to predict that the Fund might avoid taxable distributions to its shareholders for at least the next year or two, even if investment returns in the Fund are favorable over that time period. Such a dynamic would allow taxable investors in the Fund to enjoy “tax-free” returns in the event the Fund appreciates in value over the next couple of years, provided that realized gains within the Fund do not consume the entire tax loss carryforward over that time period.

Keep in mind that this discussion only applies to taxable distributions from the Fund. Taxable investors will still be responsible for any capital gains tax that results from the sale of Fund shares at a price that exceeds the investors’ original cost in the Fund shares.

The ten largest holdings in the Fund as of December 31, 2005 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Vintage Petroleum	18,855	$34.78	$53.33	6.0
Abercrombie & Fitch	13,560	57.38	65.18	5.3
Anadarko Petroleum	8,600	61.88	94.75	4.9
L-3 Communications	9,300	53.26	74.35	4.1
Amgen	8,275	49.46	78.86	3.9
Constellation Brands	24,400	22.33	26.23	3.8
ConocoPhillips	11,000	54.80	58.18	3.8
Brookfield Asset Mgt.	12,650	49.07	50.33	3.8
EBay	13,800	22.23	43.25	3.6
QUALCOMM	13,290	34.01	43.08	3.4

Of the 34 common stocks held by the Fund as of December 31, 2005, the 10 largest holdings represented 42.6% of total assets.

PURCHASE and SALES

A few of the larger positions added to the Fund since the mid-year report include, Brookfield Asset Management, General Electric, and Google. Notable positions eliminated from the Fund during the second half of the year were Comcast, and Sanofi-Aventis. A brief review of these changes follows:

CAPITAL ADVISORS GROWTH FUND

NEW PURCHASES

Brookfield Asset Management (NYSE: BAM)

Brookfield Asset Management is a Canadian-based company which got its start over 100 years ago developing and operating hydroelectric power facilities in Brazil, Canada, the U.S. and the United Kingdom. For the past several years the company has been overhauling its business model from that of a natural resources conglomerate to a fee-based specialist asset management company serving institutional investors (i.e. large corporate pension funds, public funds, endowment and foundation accounts) seeking exposure to so called “alternative” asset classes in the property (commercial/residential), power (hydro-electric plants) and other infrastructure (timberlands) asset sectors. We expect two variables can drive BAM’s stock price higher in coming years - 1) A rising trend in the company’s return-on-equity from the low 20% range today to a 30% range in the future should encourage P/E multiple expansion for the stock; 2) A shift in the methodology investors use to value the company from a “Net Asset Value” (NAV) approach to a “Multiple of Earnings/Cash Flow” approach could enhance the stock’s performance over and above the returns that may be driven by growth in the NAV alone.

General Electric (NYSE: GE)

GE is a diversified industrial technology company with a global presence in the following markets: Healthcare (9% of 2004 revenue); NBC Universal (8% of 2004 revenue); Consumer & Industrial (9% of 2004 revenue); Insurance (15% of 2004 revenue); Advanced Materials (5% of 2004 revenue); Energy (Power Systems) (11% of 2004 revenue); Commercial Finance (15% of 2004 revenue); Consumer Finance (10% of 2004 revenue); Infrastructure (2% of 2004 revenue); Transportation (10% of 2004 revenue) and Other (6% of 2004 revenue).

We expect the majority of GE’s growth over the next 5 years can be fueled by its international operations as developing economies invest to build the critical infrastructure (transportation, power generation, potable water/water treatment & healthcare) they need to catch up to the developed economies of the world. According to the Prudential Equity Group (Nicholas P. Heymann, November 3, 2005), developing country infrastructure investments (Energy, Healthcare, Transportation, Water & Security) is expected to more than triple to $3 trillion between 2005-2014 from $900 billion between 1995-2004, led by China, Saudi Arabia, Eastern Europe & Latin America. GE is positioned well to capitalize on these coming trends with its broad infrastructure product offering, unique relationships with emerging market government leaders, and an entrenched global configuration.

CAPITAL ADVISORS GROWTH FUND

Google (NASDAQ: GOOG)

As regular readers of Capital Advisors’ various commentaries might recognize, Google represents the fifth “hub” of the Internet network (the other four are Amazon.com, EBay, Microsoft and Yahoo) which we believe collectively represents one of the greatest long-term investment opportunities in the stock market today. The vast majority of content throughout the entire worldwide web lies within a few mouse-clicks of these five hubs. Moreover, as new websites and new content emerges on the web it connects to these five hubs exponentially more frequently than to any other nodes on the network. The potential economic value that might accrue to these hubs is exciting to ponder.

To understand the size of the sandbox these Internet hubs play in, consider the two primary industries they are disrupting today - advertising and retail commerce. If Internet based advertising ever reaches the same share of total advertising dollars spent with newspapers today, it would represent a 15-fold increase in the market opportunity relative to recent levels of online ad sales. If Internet advertising ever matches television ad sales, it would be an 18-fold increase in the market opportunity.1

Similar dynamics exist in retail sales. If online retail commerce can achieve the same market share that catalog sales enjoy today, it would represent an 8-fold expansion of the market. We believe online commerce will actually exceed the levels achieved by catalog sales eventually.2

ELIMINATED POSITIONS

Comcast (NASDAQ: CMCSA)

While we still believe cable companies, and Comcast in particular, are well-positioned to capture a large share of the broadband-to-the-home market opportunity, we concluded that the timeframe for this investment to flourish might take much longer than we originally anticipated when we bought the stock, and industry profitability could suffer materially in the interim as competing technologies battle for market share. We are optimistic that we can find alternative investment opportunities to Comcast with more attractive industry fundamentals.

Sanofi-Aventis (NYSE: SNY)

Sanofi-Aventis appreciated over 16% during its stay in the Fund, outperforming the S&P 500 by more than 10% over the same time period. The stock was sold when it approached our target valuation, and because we became less comfortable with the diversification benefits of including it in our portfolios in light of the fact that another European pharmaceutical portfolio holding - Novartis - arguably offers similar exposure in this sector, but with better upside and less risk in our opinion.

[1]	Source: Interactive Advertising Bureau and PricewaterhouseCoopers
[2]	Source: U.S. Department of Commerce - 2004 Actual E-Commerce Sales

CAPITAL ADVISORS GROWTH FUND

WINNERS and LOSERS

The three stocks that benefited the Fund’s performance most significantly during the second half of the year were Vintage Petroleum, Amgen, and EBay.

Vintage Petroleum benefited from a buyout offer from Occidental Petroleum at a substantial premium to its then prevailing stock price. We have conducted a thorough analysis of Occidental since the buyout offer, and we intend to retain the position in Occidental the Fund will inherit in the transaction. In addition to Occidental stock, the Fund will receive $20 in cash for each of the 18,855 shares of Vintage it held as of year-end.

A merger transaction contributed to the upside move in Amgen stock as well, but in this case Amgen was the buyer rather than the seller. The market seemed to like Amgen’s decision to acquire Abgenix - the world’s largest independent producer of fully human monoclonal antibodies, which are the building blocks for many of the most valuable products in the biotechnology industry.

In the case of EBay, its strong performance during the second half of the year simply recovered some of the losses the stock suffered earlier in the year following the announcement of disappointing earnings in January 2005. We are enthusiastic long-term investors in the Internet sector, and we believe well established “hubs” within the Internet network like EBay, Google and Yahoo! seem well positioned to create tremendous value over the next three, five and ten years. However, we never expected the path from here to there to be a straight line for any of these “high-beta” stocks.

Three stocks that detracted from the Fund’s return most substantially during the final six months of the year were Nordstrom, XM Satellite Radio, and Dell. All three of these stocks have contributed positively to the Fund’s performance over the total periods the Fund has held them.

As of year-end the Fund maintained meaningful positions in Nordstrom (3.4%) and XM Satellite Radio (2.3%). We consider the poor showing of these two stocks during the second half of the year to be normal volatility.

In the case of Dell we have allowed the position to slip to a negligible 1.6% weighting in the Fund’s overall portfolio. While we are not ready to throw in the towel on this fine company, we intend to wait for signs of progress on the market share losses the company recently suffered before committing more substantially to the Fund’s investment in Dell.

CAPITAL ADVISORS GROWTH FUND

OUTLOOK

Stocks may average 10% in the long run, but that average consists of individual years that are either quite a bit better than 10%, or quite a bit worse. We believe the odds favor a “quite a bit better” year in 2006.
Two things seem necessary to produce such a favorable outcome in the stock market - first, the economy must land softly from the monetary tightening cycle the Fed has been implementing for the last year-and-a-half. Second, consumer spending must avoid the collapse that many economists fear may result from persistent high energy costs and a slowdown in the housing market.

Even though most Fed tightening cycles have ended in recession historically, we believe the character of the current cycle might be tracking the plot of an “exception” outcome. Specifically, the economy remains healthy at a time when commentary from the Fed is signaling its tightening cycle is nearly complete. Consumer and corporate balance sheets are healthy, with cash and investment balances near record highs as a percentage of GDP.3 Corporate profit margins are near all-time highs. Banks are healthy (2005 was the first year in history without an FDIC bailout of a failed bank), and credit is flowing freely to worthy borrowers even after 18-months of Fed tightening.

Under the category of, “what could go wrong?” one would have to include any combination of excessive monetary tightening at the Fed and/or a material retrenchment in consumer spending high on the list of things to worry about. Our relative optimism toward this risk will require cooperation from the Fed, the housing market, and the energy markets to prove justified as the year unfolds.

Other potential not-so-positive factors may emerge from our beloved elected officials. For instance, during the same time that consumers and businesses have been rebuilding their balance sheets in recent years, the Federal government has been re-leveraging its own.

Our government might also harm us with bad ideas. A few possibilities have recently been on the loose in Washington - “windfall” profits taxes on oil companies; trade tariffs against China; failure to extend - for even two more years from 2008 to 2010 - the 15% tax rates on capital gains and dividends -represent a few examples.

Finally, there will unfortunately always be geopolitical risk. Nuclear ambitions in Iran have taken center stage on the geopolitical front of late, but the list of possibilities here is always uncomfortably extensive.

[3]	Source: Federal Reserve Data

CAPITAL ADVISORS GROWTH FUND

Of course, it is exposure to uncertainties like these that make stocks a “risky” asset class in the first place. Stock market wealth is generated whenever reality unfolds along a path that avoids just enough banana peels to allow prices to grind higher as days, weeks and months pass without serious negative incidents.

If we are within reason to believe the remaining months of 2006 can unfold with no more than a normal dose of negative surprises, there may be just enough positive catalysts throughout the year to make 2006 a good one for stocks. For quantification, consider the following logic - if the consensus earnings estimate for the S&P 500 in 2006 is approximately right at around $80, investor optimism need only add 1.6 points to the market price-to-earnings (P/E) ratio - from 16.7 at year-end 2005 to 18.3 at the end of 2006 - to generate a 20% total return for the market index in 2006.4

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Richard E. Minshall	Keith C. Goddard, CFA
Chief Investment Officer	Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.	President & CEO, Capital Advisors, Inc.

[4]
This illustration assumes a starting value for the S&P 500 Index of 1248.4; a 1.8% dividend yield; earnings for the index in 2005 of $74.75 and earnings in 2006 of $80.80; and a 2006 year-end trailing P/E ratio of 18.3. Source: Zack’s Investment Research; Bloomberg, LP.

Investment performance reflects voluntary fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories. This index measures the performance of those Russell 1000 Index securities with lower price-to-book ratios and lower forecasted growth values. Indices are not available for direct investment and do not incur expenses.

CAPITAL ADVISORS GROWTH FUND

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales. The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market. A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio. The figure is calculated by dividing a company’s stock price by its earnings per share.

The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits. It is calculated by dividing a company’s net income by its common shares outstanding.

The term “beta,” when used in this letter, refers to a risk measure that compares the volatility of a given stock’s price movement to that of the general market. The beta of an investment attempts to measure the specific risk of a single stock relative to the risk of the stock market as a whole.

Must be preceded or accompanied by a current prospectus. Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 01/06

CAPITAL ADVISORS GROWTH FUND

	Average Annual Total Return[1]
	One Year	Five Year	Since Inception (12/31/99)
Capital Advisors Growth Fund	5.39%	(2.98%)	(4.82%)
S&P 500 Index	4.91%	0.54%	(1.13%)
Lipper Large-Cap Growth Fund Index	7.58%	(4.29%)	(7.04%)

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

[1]	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. The funds in this index have a similar investment objective as the Capital Advisors Growth Fund.

EXPENSE EXAMPLE at December 31, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/05 - 12/31/05).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2005 (Unaudited), Continued

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period 7/1/05 - 12/31/05*

Actual	$1,000.00	$1,097.40	$7.93

Hypothetical (5% return	$1,000.00	$1,017.64	$7.63
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

ALLOCATION OF PORTFOLIO ASSETS - December 31, 2005 (Unaudited)

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2005

Shares	COMMON STOCKS - 98.46%	Value
	Aerospace & Defense - 6.81%
11,500	Empresa Brasileira de Aeronautica SA - ADR	$449,650
9,300	L-3 Communications Holdings, Inc.	691,455
		1,141,105
	Air Freight & Logistics - 3.38%
3,700	FedEx Corp.	382,543
2,450	United Parcel Service, Inc. - Class B	184,118
		566,661
	Beverages - 5.93%
24,400	Constellation Brands, Inc. - Class A*	640,012
6,000	PepsiCo, Inc.	354,480
		994,492
	Biotechnology - 3.89%
8,275	Amgen, Inc.*	652,566

	Communications Equipment - 9.42%
14,100	Avaya, Inc.*	150,447
19,000	Cisco Systems, Inc.*	325,280
13,290	QUALCOMM, Inc.	572,533
8,025	Research In Motion Ltd.*#	529,730
		1,577,990
	Computers & Peripherals - 1.61%
9,000	Dell, Inc.*	269,910

	Food Products - 1.19%
3,000	Wm. Wrigley Jr. Co.	199,470

	Health Care Equipment & Supplies - 2.75%
8,000	Medtronic, Inc.	460,560

	Industrial Conglomerates - 2.68%
12,800	General Electric Co.	448,640

	Information Retrieval Services - 1.98%
800	Google, Inc. - Class A*	331,888

	Internet & Catalog Retail - 3.56%
13,800	eBay, Inc.*	596,850

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2005, Continued

Shares		Value
	Internet Software & Services - 2.78%
11,900	Yahoo! Inc.*	$466,242

	IT Services - 2.55%
9,300	CheckFree Corp.*	426,870

	Media - 2.28%
14,000	XM Satellite Radio Holdings, Inc. - Class A*	381,920

	Metal Mining - 3.80%
12,650	Brookfield Asset Management, Inc. - Class A#	636,674

	Multiline Retail - 3.41%
15,300	Nordstrom, Inc.	572,220

	Oil & Gas - 21.93%
8,600	Anadarko Petroleum Corp.	814,850
7,900	Apache Corp.	541,308
11,000	ConocoPhillips	639,980
3,700	Occidental Petroleum Corp.	295,556
5,980	Suncor Energy, Inc.#	377,518
18,855	Vintage Petroleum, Inc.	1,005,537
		3,674,749
	Pharmaceuticals - 2.92%
9,340	Novartis AG - ADR	490,163

	Semiconductor & Semiconductor Equipment - 2.35%
15,800	Intel Corp.	394,368

	Software - 1.76%
11,260	Microsoft Corp.	294,449

	Specialty Retail - 11.48%
13,560	Abercrombie & Fitch Co. - Class A	883,841
12,000	Best Buy Co., Inc.	521,760
12,000	Williams-Sonoma, Inc.*	517,800
		1,923,401
	Total Common Stocks (Cost $13,424,093)	16,501,188

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2005, Continued

Shares	SHORT-TERM INVESTMENTS - 1.41%	Value
235,809	SEI Daily Income Trust Government Fund - Class B
	(Cost $235,809)	$235,809
	Total Investments in Securities
	(Cost $13,659,902) - 99.87%	16,736,997
	Other Assets in Excess of Liabilities - 0.13%	21,724
	Net Assets - 100.00%	$16,758,721

* Non-income producing security.
# U.S. security of a foreign issuer.
ADR - American Depository Receipt

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2005

ASSETS
Investments in securities, at value
(identified cost $13,659,902)	$16,736,997
Receivables
Dividends and interest	14,625
Fund shares sold	42,418
Prepaid expenses	5,321
Other assets	2,346
Total assets	16,801,707

LIABILITIES
Payables
Due to advisor	5,950
Audit fees	16,000
Transfer agent fees	2,997
Fund accounting fees	3,236
Distribution fees	3,741
Administration fees	2,992
Custody fees	899
Chief Compliance Officer fee	1,166
Shareholder Reporting	5,714
Accrued other expenses	291
Total liabilities	42,986

NET ASSETS	$16,758,721

Net asset value, offering and redemption price per share
[$16,758,721 / 1,127,359 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$14.87

COMPONENTS OF NET ASSETS
Paid-in capital	$23,125,975
Accumulated net realized loss on investments	(9,444,349)
Net unrealized appreciation on investments	3,077,095
Net assets	$16,758,721

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $3,864)	$105,720
Interest	7,406
Total income	113,126
Expenses
Advisory fees (Note 3)	121,484
Distribution fees (Note 4)	40,495
Administration fees (Note 3)	32,451
Professional fees	26,157
Transfer agent fees	21,319
Fund accounting fees	19,923
Registration fees	12,709
Chief Compliance Officer fee (Note 3)	7,000
Shareholder reporting	6,384
Custody fees	5,556
Trustee fees	4,068
Miscellaneous	6,450
Total expenses	303,996
Less: advisory fee waiver (Note 3)	(61,028)
Net expenses	242,968
Net investment loss	(129,842)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments	509,325
Net change in unrealized appreciation on investments	523,827
Net realized and unrealized gain on investments	1,033,152
Net Increase in Net Assets
Resulting from Operations	$903,310

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(129,842)	$(88,845)
Net realized gain from investments	509,325	400,164
Net change in unrealized
appreciation on investments	523,827	1,511,431
Net increase in net assets
resulting from operations	903,310	1,822,750

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in
net assets derived from net change
in outstanding shares (a)	(679,113)	403,048
Total increase in net assets	224,197	2,225,798

NET ASSETS
Beginning of year	16,534,524	14,308,726
End of year	$16,758,721	$16,534,524

Includes undistributed
net investment income of:	$—	$—

(a) A summary of share transactions is as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	166,896	$ 2,273,266	236,060	$ 3,012,213
Shares redeemed	(211,111)	(2,952,379)	(205,534)	(2,609,165)
Net increase/(decrease)	(44,215)	$ (679,113)	30,526	$ 403,048

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended December 31,

	2005	2004	2003	2002	2001
Net asset value,
beginning of year	$14.11	$12.54	$9.42	$13.14	$17.30

Income from investment
operations:
Net investment loss	(0.12)	(0.08)	(0.08)	(0.09)	(0.13)
Net realized and
unrealized gain/(loss)
on investments	0.88	1.65	3.20	(3.63)	(4.03)
Total from investment
operations	0.76	1.57	3.12	(3.72)	(4.16)

Net asset value,
end of year	$14.87	$14.11	$12.54	$9.42	$13.14

Total return	5.39%	12.52%	33.12%	(28.31%)	(24.05%)

Ratios/supplemental data:
Net assets, end of
year (thousands)	$16,759	$16,535	$14,309	$10,320	$16,006
Ratio of expenses to
average net assets:
Before expense
reimbursement	1.88%	1.86%	2.10%	1.90%	1.82%
After expense
reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment
loss to average net assets:
Before expense
reimbursement	(1.18%)	(0.96%)	(1.38%)	(1.23%)	(1.40%)
After expense
reimbursement	(0.80%)	(0.60%)	(0.78%)	(0.83%)	(1.08%)
Portfolio turnover rate	80.37%	73.38%	58.95%	61.66%	58.16%

See Notes to Financial Statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2005

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, the Fund decreased accumulated net investment loss by $129,842 and decreased paid-in capital by $129,842.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS
WITH AFFILIATES

For the year ended December 31, 2005, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 2005, the Fund incurred $121,484 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average net assets.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2005, the Advisor reduced its fees in the amount of $61,028; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $232,672 at December 31, 2005. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2006	$118,039
2007	53,605
2008	61,028
$232,672

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level	Fee rate
Less than $15 million	$30,000
$15 million to less than $50 million	0.20% of average daily net assets
$50 million to less than $100 million	0.15% of average daily net assets
$100 million to less than $150 million	0.10% of average daily net assets
More than $150 million	0.05% of average daily net assets

For the year ended December 31, 2005, the Fund incurred $32,451 in administration fees.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

For the year ended December 31, 2005, the Fund was allocated $7,000 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”. For the year ended December 31, 2005, the Fund paid the Distribution Coordinator $40,495.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $12,838,218 and $13,662,424, respectively.

NOTE 6 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2005, Continued

As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$13,673,241

Gross tax unrealized appreciation	$3,331,459
Gross tax unrealized depreciation	(267,703)
Net tax unrealized appreciation	$3,063,756

Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—

Other accumulated gains/losses	$(9,431,011)
Total accumulated earnings/(losses)	$(6,367,255)

The Fund had a capital loss carryforward of $9,431,011 which expires as follows:

Year	Amount
2009	$(2,494,390)
2010	(6,640,280)
2011	(296,341)
$(9,431,011)

During the year ended December 31, 2005, the Fund recognized post-October capital losses of $14,558 and utilized capital loss carryforwards of $508,106. There were no distributions paid during the years ended December 31, 2005 and 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002 were audited by other auditors whose report dated February 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Advisors Growth Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 3, 2006

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2005 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2005

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*
Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds, Citigroup, Pimco
Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, BlackRock Funds,
Arena Pharmaceuticals and Cancervax

Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief
Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way Glendora, CA 91741 Trustee Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993. Trustee: E*Trade Funds
George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way Glendora, CA 91741 Trustee Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco. Other Directorships: None

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

INTERESTED TRUSTEES AND OFFICERS

Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during past five years	Trustee of Fund Since	Number of Portfolios Overseen in Fund Complex*
Eric M. Banhazl, Born 1957	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); formerly, Executive Vice President,
Investment Company Administration, LLC (“ICA”).

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans from
2000 to 2003; Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street Milwaukee, WI 53202 Treasurer Vice President Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997).

*
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

CAPITAL ADVISORS GROWTH FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 15, 2005, the board of trustees (the “Board”), including the independent trustees (“Independent Trustees”), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) with Capital Advisors (the “Advisor”) pertaining to the Capital Advisors Growth Fund (the “Fund”) for a period ending December 15, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Fund. This information together with the information provided to the Independent Trustees throughout the course of year formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-today investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance. The Board noted the Advisor’s commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor ’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper, Inc. and the S&P 500 Index, (the “Benchmark Index”).

CAPITAL ADVISORS GROWTH FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Fund’s year-to-date performance was below the median of its peer group and Benchmark Index. The Board also noted that although the Fund’s one, three and five-year performance was below the median of its peer group, it was ranked in the third quartile and its year-to-date performance was in the first quartile. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that the advisor’s overall performance was satisfactory under current market conditions.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and accounts for other types of other similar accounts managed by the Advisor, as well as all expense waivers and reimbursements.

It was noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50% - which had been consistently and clearly disclosed to shareholders as the expense ratio that shareholders should expect to experience - and that the Advisor had honored its agreement in this respect. The Trustees noted that the Fund’s total expense ratio was below its peer group median and its expense structure was in line with the fees charged by the Advisor to its other investment management clients. It was also noted that the Fund’s 12b-1 fees were at an acceptable level. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow and the Fund’s expense ratio begins to show signs of reduction. As the level of the Fund’s assets grow, the Advisor expects to be able to cover existing Fund overhead, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Fund does not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation, and the Advisor is of the opinion that breakpoints will be appropriate when the Fund has grown to a larger size. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

CAPITAL ADVISORS GROWTH FUND

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund. The Board noted that the Advisor continued to subsidize a portion of the Fund’s operating expenses, and reviewed the Advisor’s compliance with its reimbursement requirements. The Board also considered the Advisor’s estimate of the Fund asset level at which it would reach a breakeven level by covering allocated overhead costs. The Board considered the 12b-1 fees paid to the Advisor for the sale and distribution of shares and shareholder services. The Board also considered that the additional benefits derived by the Advisor from its relationship with the Fund were limited primarily to research benefits received in exchange for “soft dollars.” After such review, the Board determined that the profitability rates to the Advisor with respect to the Advisory Agreement are not excessive, and that the Advisor had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Advisor
Capital Advisors, Inc.
320 Boston Street, Suite 825
Tulsa, Oklahoma 74103

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	$13,800	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2005	FYE 12/31/2004
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. During the last six months, there has been a material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating Committee will now consider nominees recommended by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date  3/08/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date  3/08/06

By (Signature and Title)* /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date  3/08/06

* Print the name and title of each signing officer under his or her signature.